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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 26, 2004


                              BMW FS SECURITIES LLC
                         BMW VEHICLE OWNER TRUST 2004-A
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                           (EXACT NAME OF REGISTRANT)


         DELAWARE                 333-103795                   22-3784653
         DELAWARE                 333-103795-01                51-6553462
  ----------------------    ----------------------     -------------------------
 (STATE OF INCORPORATION)   (COMMISSION FILE NO.)            (IRS EMPLOYER
                                                             IDENTIFICATION
                                                                NUMBER)


                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07677
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (201) 307-4000
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                         (REGISTRANT'S TELEPHONE NUMBER)

Item 9.01   Financial Statements and Exhibits.
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(c) Exhibit.
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Exhibit 99.1   --    Servicer Report for BMW Vehicle Owner Trust 2004-A for the
                     Distribution Date July 26, 2004.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                         BMW Vehicle Owner Trust 2004-A BMW FS
                                         Securities LLC




Date: August 26, 2004                       By: /s/ Gerald Holzmann
                                             -------------------------------
                                             Gerald Holzmann
                                             Authorized Signatory

                              EXHIBIT INDEX

Exhibit No.                 Description
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99.1            --          Servicer Report for BMW Vehicle Owner Trust 2004-A
                            for the Distribution Date July 26, 2004.